UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 14, 2014

THE MACERICH COMPANY
(Exact Name of Registrant as Specified in Charter)

MARYLAND	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (310) 394-6000

N/A
(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A (Amendment No. 1) is being filed for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 with respect to the Current Report on Form 8-K filed by The Macerich Company on November 18, 2014 regarding the acquisition of the remaining ownership interests in Pacific Premier Retail LP and Queens JV LP from 1700480 Ontario Inc.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

Listed below are the financial statements, pro forma financial information and exhibits furnished as part of this report:

(a)	Financial Statements under Rule 3-14 of Regulation S-X

Independent Auditor's Report

Combined Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2014 (Unaudited) and the Years Ended December 31, 2013, 2012 and 2011

Notes to Combined Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2014 (Unaudited) and the Years Ended December 31, 2013, 2012 and 2011

(b)	Pro Forma Financial Information (Unaudited)

Pro Forma Consolidated Balance Sheet as of September 30, 2014

Notes to Pro Forma Consolidated Balance Sheet as of September 30, 2014

Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2014

Notes to Pro Forma Consolidated Financial Statement for Nine Months Ended September 30, 2014

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2013

Notes to Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2013

(d)	Exhibits

23.1 Consent of KPMG LLP

Independent Auditors’ Report

The Board of Directors of
The Macerich Company:

We have audited the accompanying combined statements of revenues and certain expenses and the related notes (Historical Summary) of the Pacific Premier Retail LP and Queens JV LP, collectively referred to herein as the "PPRLP/Queens Portfolio" for each of the years in the three-year period ended December 31, 2013.
Management's Responsibility for the Historical Summary
Management is responsible for the preparation and fair presentation of the Historical Summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on Historical Summary based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses described in note 1 of the PPRLP/Queens Portfolio for each of the years in the three-year period ended December 31, 2013 in accordance with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to note 1 to the Historical Summary, which describes that the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of Securities and Exchange Commission (for inclusion in the filing of Form 8-K/A of The Macerich Company) and is not intended to be a complete presentation of the PPRLP/Queens Portfolio’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ KPMG LLP

Los Angeles, California
January 26, 2015

PPRLP/QUEENS PORTFOLIO

COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

(Dollars in thousands)

	For the Nine Months Ended September 30, 2014 (Unaudited)	For the Years Ended December 31,
		2013	2012	2011
Revenues:
Minimum rents	$117,130	$156,171	$151,038	$147,810
Percentage rents	1,873	4,047	4,310	4,473
Tenant recoveries	54,589	70,458	68,604	65,753
Other	10,725	14,903	13,938	12,890
Total revenues	184,317	245,579	237,890	230,926
Certain expenses:
Real estate taxes	20,222	26,287	24,363	23,676
Maintenance and repairs	13,523	18,632	19,246	18,161
Utilities	7,190	8,683	9,305	9,660
General and administrative	6,009	7,050	7,207	8,130
Security	3,925	5,696	5,737	5,410
Insurance	1,245	1,650	1,583	1,642
Ground rent	601	802	775	755
Interest	46,166	63,606	65,885	63,336
Total expenses	98,881	132,406	134,101	130,770
Revenues in excess of certain expenses	$85,436	$113,173	$103,789	$100,156

   The accompanying notes are an integral part of these combined statements of revenues and certain expenses.

PPRLP/QUEENS PORTFOLIO

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED) AND THE YEARS ENDED
DECEMBER 31, 2013, 2012 and 2011

(Dollars in thousands)

1. Summary of Significant Accounting Policies:
Basis of Presentation:
The accompanying combined statements of revenues and certain expenses, include the accounts of Pacific Premier Retail LP and Queens JV LP (collectively referred to herein as the "PPRLP/Queens Portfolio"), and all significant intercompany amounts have been eliminated. The PPRLP/Queens Portfolio was owned 51% by The Macerich Company (the "Company") and 49% by 1700480 Ontario Inc ("Ontario") for all periods presented in the accompanying combined and statements of revenues and certain expenses.
The Company acquired full ownership of the PPRLP/Queens Portfolio on November 14, 2014 for a purchase price of $1,838,886. The purchase price was funded by the assumption of $672,109 of mortgage notes on the properties and the direct issuance to Ontario of 17,140,845 shares of the Company's common stock valued on the closing date at $1,166,777.
The PPRLP/Queens Portfolio consists of the following centers:

Name of Center	Location	Total Gross Leasable Area
Lakewood Center	Lakewood, California	2,066,000
Los Cerritos Center	Cerritos, California	1,309,000
Queens Center	Queens, New York	971,000
Stonewood Center	Downey, California	935,000
Washington Square	Portland, Oregon	1,443,000
The accompanying combined statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the U.S. Securities and Exchange Commission for the acquisition of one or more real estate properties which in aggregate are significant and, accordingly, are not representative of the actual results of operations for the periods presented. The PPRLP/Queens Portfolio is considered a group of related properties as the individual properties were acquired in a single transaction and were under common management by the Company. Therefore, combined statements of revenues and certain expenses for the nine months ended September 30, 2014 and the years ended December 31, 2013, 2012 and 2011 are presented. The combined statements of revenues and certain expenses exclude the following expenses which may not be comparable to the proposed future operations of the PPRLP/Queens Portfolio:
•Depreciation and amortization, and
•Management fees.
Revenue Recognition:
Minimum rental revenues are recognized on a straight-line basis over the terms of the related lease. Percentage rents are recognized on an accrual basis and are accrued when tenants’ specified sales targets have been met.
Estimated recoveries from certain tenants for their pro rata share of real estate taxes, insurance and other shopping center operating expenses are recognized as revenues in the period the applicable expenses are incurred. Other tenants pay a fixed rate and these tenant recoveries are recognized into revenue on a straight-line basis over the term of the related leases.

Management Estimates:
Management has made a number of estimates and assumptions related to the reporting and disclosure of revenues and certain expenses during each reporting period to prepare the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.
Unaudited Interim Statement:
The statement of revenues and certain expenses for the nine months ended September 30, 2014 is unaudited. In the opinion of management, all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain expenses for the interim period have been made.
2. Mortgage Notes Payable:
Mortgage notes payable at September 30, 2014 and December 31, 2013 consist of the following:

	Carrying Amount of Mortgage Notes
	September 30, 2014		December 31, 2013
	(Unaudited)
Property Pledged as Collateral	Related Party	Other	Related Party	Other	Effective Interest Rate(1)	Monthly Debt Service(2)	Maturity Date
Lakewood Center	$—	$250,000	$—	$250,000	5.43%	$1,127	2015
Los Cerritos Center (3)	94,749	94,749	96,093	96,093	4.50%	1,009	2018
Queens Center	—	600,000	—	600,000	3.65%	1,744	2025
Stonewood Mall	—	104,043	—	106,174	4.67%	640	2017
Washington Square	—	229,904	—	232,971	6.04%	1,499	2016
	$94,749	$1,278,696	$96,093	$1,285,238

(1)	The interest rate disclosed represents the effective interest rate, including deferred finance costs.

(2)	The monthly debt service represents the payment of principal and interest.

(3)	Half of the loan proceeds were funded by Northwestern Mutual Life (“NML”), which is a joint venture partner of the Company.
Interest expense in connection with the loans from NML was $3,189 for the nine months ended September 30, 2014, and $4,321, $4,397 and $2,266 for the years ended December 31, 2013, 2012, and 2011, respectively.
Certain mortgage loan agreements contain a prepayment penalty provision for the early extinguishment of the debt.
Total interest costs capitalized for the nine months ended September 30, 2014 and the years ended December 31, 2013, 2012 and 2011 was $1,321, $258, $145 and $126, respectively. Amortization of deferred finance cost included in interest expense for the nine months ended September 30, 2014 and the years ended December 31, 2013, 2012 and 2011 was $955, $1,275, $853 and $898, respectively.
The estimated fair value of mortgage notes payable at September 30, 2014 and December 31, 2013 was $1,385,870 and $1,407,414, respectively, based on current interest rates for comparable loans. The method for computing fair value was determined using a present value model and an interest rate that included a credit value adjustment based on the estimated value of the property that serves as collateral for the underlying debt.

The future maturities of mortgage notes payable for each of the next five years and thereafter as of December 31, 2013 were as follows:

2014	$10,582
2015	261,135
2016	231,547
2017	101,314
2018	176,753
Thereafter	600,000
$1,381,331
3. Future Revenues:
Under existing non-cancelable operating lease agreements, tenants are committed to pay the following minimum rental payments to the PPRLP/Queens Portfolio:

Year Ending December 31,
2014	$141,679
2015	108,523
2016	93,121
2017	77,610
2018	67,467
Thereafter	243,228
$731,628

4. Commitments:
The PPRLP/Queens Portfolio has certain properties subject to non-cancelable operating ground leases. Minimum future rental payments required under the leases are as follows:

Year Ending December 31,
2014	$814
2015	814
2016	814
2017	814
2018	814
Thereafter	26,130
$30,200

5. Subsequent Events:
 The management of the PPRLP/Queens Portfolio evaluated subsequent events through January 26, 2015, the date that these statements of revenues and certain expenses were issued.

THE MACERICH COMPANY
PRO FORMA CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)

The following unaudited pro forma consolidated financial information has been prepared to give effect to the Company’s acquisition of the PPRLP/Queens Portfolio.  The Company acquired the PPRLP/Queens Portfolio on November 14, 2014 for a purchase price of approximately $1.8 billion.  The purchase price was funded by the assumption of $672.1 million of mortgage notes on the properties and the direct issuance to Ontario of 17,140,845 shares of the Company's common stock valued on the closing date at approximately $1.2 billion.

The pro forma consolidated balance sheet has been presented as if the the acquisition occurred on September 30, 2014 and the pro forma statements of operations have been presented as if the acquisition had occurred on January 1, 2013.

This pro forma consolidated financial information should be read in conjunction with the Company’s consolidated financial statements included in the Company’s Form 10-K for the year ended December 31, 2013, the Company’s Form 10-Q for the quarterly period ended September 30, 2014, as filed with the Securities and Exchange Commission, and the statements of revenues and certain expenses of the PPRLP/Queens Portfolio and related notes thereto included elsewhere in this filing.

The purchase allocation adjustments made in connection with the unaudited pro forma consolidated financial statements are based on the information available at this time.  Subsequent adjustments to the allocation may be made based on additional information.

The pro forma consolidated financial statements do not purport to represent the Company’s financial position or results of operations that would actually have occurred assuming the acquisition of the PPRLP/Queens Portfolio had occurred on January 1, 2013; nor do they purport to project the Company’s financial position or results of operations as of any future date or for any future period.

THE MACERICH COMPANY
PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
AS OF SEPTEMBER 30, 2014
(Dollars in thousands)

	The Company (a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Property, net	$7,570,636	$3,714,982	(b)	$11,285,618
Cash and cash equivalents	58,479	28,890	(b)
		(5,000)	(d)	82,369
Restricted cash	14,121	5,113	(b)	19,234
Tenant and other receivables, net	107,968	5,438	(b)	113,406
Deferred charges and other assets, net	492,697	279,973	(b)	772,670
Loans to unconsolidated joint ventures	3,361	—		3,361
Due from affiliates	31,422	(2,680)	(b)	28,742
Investments in unconsolidated joint ventures	927,424	—		927,424
Total assets	$9,206,108	$4,026,716		$13,232,824
LIABILITIES AND EQUITY:
Mortgage notes payable:
Related parties	$265,269	$103,764	(c)	$369,033
Others	4,118,969	1,310,895	(c)	5,429,864
Total	4,384,238	1,414,659	(b)	5,798,897
Bank and other notes payable	546,301	—		546,301
Accounts payable and accrued expenses	89,659	5,669	(b)	95,328
Other accrued liabilities	317,515	230,210	(b)	547,725
Distributions in excess of investments in unconsolidated joint ventures	253,673	(208,735)	(b)	44,938
Co-venture obligation	75,669	—		75,669
Total liabilities	5,667,055	1,441,803		7,108,858
Commitments and contingencies
Equity:
Stockholders' equity:
Common stock	1,409	171	(d)	1,580
Additional paid-in capital	3,930,317	1,161,606	(d)	5,091,923
(Accumulated deficit) retained earnings	(740,906)	1,423,136	(b)	682,230
Total stockholders' equity	3,190,820	2,584,913		5,775,733
Noncontrolling interests	348,233	—		348,233
Total equity	3,539,053	2,584,913		6,123,966
Total liabilities and equity	$9,206,108	$4,026,716		$13,232,824
   The accompanying notes are an integral part of this pro forma consolidated balance sheet (unaudited).

THE MACERICH COMPANY
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
AS OF SEPTEMBER 30, 2014
(Dollars in thousands, except per share data)

(a)
This information represents the Company's historical consolidated balance sheet as of September 30, 2014, which was included in the Company's previously filed Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.

(b)
Includes the pro forma effect of the Company's acquisition of PPRLP/Queens Portfolio. The purchase price was allocated to assets acquired and liabilities assumed based on preliminary estimates of fair values as follows:

Property	$3,714,982
Deferred charges	152,250
Cash and cash equivalents	28,890
Restricted cash	5,113
Tenant receivables	5,438
Other assets	127,723
Total assets acquired	4,034,396
Mortgage note payable	1,414,659
Accounts payable	5,669
Due to affiliates	2,680
Other accrued liabilities	230,210
Total liabilities assumed	1,653,218
Fair value of the acquired net assets (at 100% ownership)	$2,381,178
The Company determined that the purchase price represented the fair value of the additional ownership interest in the PPRLP/Queens Portfolio that was acquired:

Fair value of existing ownership interest (at 51% ownership)	$1,214,401
Distributions in excess of investment	208,735
Gain on remeasurement	$1,423,136

The following is the reconciliation of the purchase price to the fair value of of the acquired net assets:

Purchase price	$1,838,886
Less debt assumed	(672,109)
Distributions in excess of investment	(208,735)
Remeasurement gain	1,423,136
Fair value of the acquired net assets (at 100% ownership)	$2,381,178

The purchase price allocation of PPRLP/Queens Portfolio is preliminary and subject to change.

(c)	Represents the Company's assumption of $1,371,651 of mortgage notes payable on the PPRLP/Queens Portfolio, including the effect of the allocated net premium of $43,008 at acquisition.

Property Pledged as Collateral	Related Party	Other	Effective Interest Rate	Maturity Date
Lakewood Center	$—	$254,880	1.80%	6/1/2015
Los Cerritos Center	103,764	103,764	1.65%	7/1/2018
Queens Center	—	600,000	3.49%	1/1/2025
Stonewood Mall	—	111,910	1.80%	11/1/2017
Washington Square	—	240,341	1.65%	1/1/2016
	$103,764	$1,310,895

(d)	Represents the direct issuance to Ontario of 17,140,845 shares of the Company's common stock valued on the closing date at $68.07 per share to fund the acquisition, net of issuance cost.

THE MACERICH COMPANY
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014
(Dollars in thousands, except per share amounts)

	The Company (a)	PPRLP/Queens Portfolio (b)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Minimum rents	$451,248	$117,130	$11,067	(c)	$579,445
Percentage rents	9,295	1,873	—		11,168
Tenant recoveries	264,909	54,589	—		319,498
Management Companies	25,248	—	(6,141)	(d)	19,107
Other	31,638	10,725	—		42,363
Total revenues	782,338	184,317	4,926		971,581
Expenses:
Shopping center and operating expenses	257,583	52,715	935	(e)	311,233
Management Companies' operating expenses	65,185	—	—		65,185
REIT general and administrative expenses	17,339	—	—		17,339
Depreciation and amortization	266,199	—	74,536	(f)	340,735
	606,306	52,715	75,471		734,492
Interest expense:
Related parties	11,069	3,189	(1,931)	(g)	12,327
Other	128,872	42,977	(5,315)	(g)	166,534
	139,941	46,166	(7,246)		178,861
Loss on extinguishment of debt	405	—	—		405
Total expenses	746,652	98,881	68,225		913,758
Equity in income of unconsolidated joint ventures	44,607	—	(22,910)	(h)	21,697
Co-venture expense	(6,175)	—	—		(6,175)
Income tax benefit	3,759	—	—		3,759
Loss on remeasurement, sale or write down of assets, net	(1,504)	—	—		(1,504)
Net income	76,373	85,436	(86,209)		75,600
Less net income attributable to noncontrolling interests	6,552	—	(52)	(i)	6,500
Net income attributable to the Company	$69,821	$85,436	$(86,157)		$69,100
Earnings per common share attributable to Company:
Net income - basic	$0.49		$(0.06)		$0.43
Net income - diluted	$0.49		$(0.06)		$0.43
Weighted average number of common shares outstanding:
Basic	140,859,000		17,141,000	(j)	158,000,000
Diluted	140,975,000		17,141,000	(j)	158,116,000
   The accompanying notes are an integral part of this pro forma consolidated statement of operations (unaudited).
.

THE MACERICH COMPANY
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014
(Dollars in thousands)

(a)
This information represents the Company's historical consolidated statement of operations for the nine months ended September 30, 2014, which was included in the Company's previously filed Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.

(b)	This information represents the combined revenues and certain expenses of the PPRLP/Queens Portfolio for the nine months ended September 30, 2014, which was included in this Report on Form 8-K/A.

(c)
Represents the pro forma amortization of above and below market leases based on the preliminary purchase price allocation of the PPRLP/Queens Portfolio and the impact of straight-line rents, which was based on the information available at this time. Subsequent adjustment to the allocation may be made based on additional information.

(d)
Represents the reduction of management fee revenue attributed to the PPRLP/Queens Portfolio that were included in the historical consolidated statement of operations for the nine months ended September 30, 2014.

(e)
Represents the pro forma amortization of an above market ground lease based on the preliminary purchase price allocation of the PPRLP/Queens Portfolio, which is based on the information available at this time. Subsequent adjustment to the allocation may be made based on additional information.

(f)
Represents the pro forma depreciation and amortization expense based on the preliminary purchase price allocation of the PPRLP/Queens Portfolio, which is based on the information available at this time. Subsequent adjustment to the allocation may be made based on additional information.

(g)
Represents the pro forma amortization of debt premium on the mortgage notes payable based on the preliminary purchase price allocation of the PPRLP/Queens Portfolio, which is based on the information available at this time. Subsequent adjustment to the allocation may be made based on additional information.

(h)
Represents the reduction of equity in income of unconsolidated joint ventures that was attributed to the PPRLP/Queens Portfolio that was included in the historical consolidated statement of operations for the nine months ended September 30, 2014.

(i)	Represents the pro forma effect of the acquisition of the PPRLP/Queens Portfolio attributable to noncontrolling interests.

(j)	Represents common shares issued to Ontario in connection with the acquisition of the PPRLP/Queens Portfolio.

THE MACERICH COMPANY
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 2013
(Dollars in thousands, except per share amounts)

	The Company (a)	PPRLP/Queens Portfolio (b)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Minimum rents	$578,113	$156,171	$12,044	(c)	$746,328
Percentage rents	23,156	4,047	—		27,203
Tenant recoveries	337,772	70,458	—		408,230
Management Companies	40,192	—	(8,491)	(d)	31,701
Other	50,242	14,903	—		65,145
Total revenues	1,029,475	245,579	3,553		1,278,607
Expenses:
Shopping center and operating expenses	329,795	68,800	1,246	(e)	399,841
Management Companies' operating expenses	93,461	—	—		93,461
REIT general and administrative expenses	27,772	—	—		27,772
Depreciation and amortization	357,165	—	111,387	(f)	468,552
	808,193	68,800	112,633		989,626
Interest expense:
Related parties	15,016	4,321	(2,575)	(g)	16,762
Other	182,231	59,285	(20,146)	(g)	221,370
	197,247	63,606	(22,721)		238,132
Gain on extinguishment of debt, net	(1,432)	—	—		(1,432)
Total expenses	1,004,008	132,406	89,912		1,226,326
Equity in income of unconsolidated joint ventures	167,580	—	(30,725)	(h)	136,855
Co-venture expense	(8,864)	—	—		(8,864)
Income tax benefit	1,692	—	—		1,692
Loss on remeasurement, sale or write down of assets, net	(26,852)	—	—		(26,852)
Income from continuing operations	159,023	113,173	(117,084)		155,112
Less income from continuing operations attributable to noncontrolling interests	9,762	—	(258)	(i)	9,504
Income from continuing operations attributable to the Company	$149,261	$113,173	$(116,826)		$145,608
Earnings per common share attributable to Company:
Income from continuing operations - basic	$1.07		$(0.15)		$0.92
Income from continuing operations - diluted	$1.06		$(0.14)		$0.92
Weighted average number of common shares outstanding:
Basic	139,598,000		17,141,000	(j)	156,739,000
Diluted	139,680,000		17,141,000	(j)	156,821,000
The accompanying notes are an integral part of this pro forma consolidated statement of operations (unaudited).

THE MACERICH COMPANY
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 2013
(Dollars in thousands)

(a)
This information represents the Company's historical consolidated statement of operations for the year ended December 31, 2013, which was included in the Company's previously filed Annual Report on Form 10-K for the year ended December 31, 2013.

(b)	This information represents revenues and certain expenses of the PPRLP/Queens Portfolio for the year ended December 31, 2013, included in this Report on Form 8-K/A.

(c)
Represents the pro forma amortization of above and below market leases based on the preliminary purchase price allocation of the PPRLP/Queens Portfolio and the impact of straight-line rents, which was based on the information available at this time. Subsequent adjustment to the allocation may be made based on additional information.

(d)
Represents the reduction of management fee revenue attributed to the PPRLP/Queens Portfolio that were included in the historical consolidated statement of operations for the year ended December 31, 2013.

(e)
Represents the pro forma amortization of an above market ground lease based on the preliminary purchase price allocation of the PPRLP/Queens Portfolio, which is based on the information available at this time. Subsequent adjustment to the allocation may be made based on additional information.

(f)
Represents the pro forma depreciation and amortization expense based on the preliminary purchase price allocation of the PPRLP/Queens Portfolio, which is based on the information available at this time. Subsequent adjustment to the allocation may be made based on additional information.

(g)
Represents the pro forma amortization of debt premium on the mortgage notes payable based on the preliminary purchase price allocation of the PPRLP/Queens Portfolio, which is based on the information available at this time. Subsequent adjustment to the allocation may be made based on additional information.

(h)
Represents the reduction of equity in income of unconsolidated joint ventures that was attributed to the PPRLP/Queens Portfolio that was included in the historical consolidated statement of operations for the year ended December 31, 2013.

(i)	Represents the pro forma effect of the acquisition of the PPRLP/Queens Portfolio attributable to noncontrolling interests.

(j)	Represents common shares issued to Ontario in connection with the acquisition of the PPRLP/Queens Portfolio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY
By: THOMAS E. O’HERN

/s/ THOMAS E. O’HERN
Senior Executive Vice President,
Chief Financial Officer
January 26, 2015	and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	NAME
23.1	Consent of KPMG LLP, dated January 26, 2015